Exhibit 10.8

Annex 1 to the Pledge and Security Agreement

PLEDGED INTERESTS ADDENDUM

This Pledged Interests Addendum, dated as of December 31, 2006, is delivered pursuant to Sections 6(b) of the Parent Pledge Agreement referred to below. The undersigned hereby agree that this Pledged Interests Addendum may be attached to that certain Parent Pledge Agreement, dated as of December 20, 2004 (as amended, restated, supplemented, or otherwise modified from time to time, the “Pledge Agreement”), made by the undersigned to The Bank of New York, as Agent. Initially capitalized terms used but not defined herein shall have the meaning ascribed to such terms in the Parent Pledge Agreement and/or the Indenture. The undersigned hereby agree that the interests listed on this Pledged Interests Addendum as set forth below shall be and become the Pledged Interests pledged by the undersigned to Agent in the Parent Pledge Agreement and any pledged company set forth on this Pledged Interests Addendum as set forth below shall be and become a “Pledged Company” under the Parent Pledge Agreement, each with the same force and effect as if originally named therein.

There undersigned hereby certify that the representations and warranties set forth in Section 5 of the Parent Pledge Agreement of the undersigned are true and correct as to the Pledged Interests listed herein on and as of the date hereof.

Robert R. Black, Sr. as trustee of the Robert R. Black, Sr. Gaming Properties Trust u/a/d May 24, 2004, as Pledgor

By:	/s/ Robert R. Black, Sr.
Name:	Robert R. Black, Sr.
Title:	Trustee

Virgin River Casino Corporation, a Nevada corporation, as Pledgor

By:	/s/ Robert R. Black, Sr.
Name:	Robert R. Black, Sr.
Title:	President

The Bank of New York Trust Company, N.A., as Agent

By:	/s/ Kevin P. Smith
Name:	Kevin P. Smith
Title:	Vice President

Schedule 1 – Pledged Companies

Name of Pledged Companies	Name of Pledgor	Number of Shares/Units	Class of Interests	Percentage of Class Owned	Certificate Nos.
Black Gaming, LLC	Robert R. Black, Sr., Trustee of the Robert R. Black, Sr. Gaming Properties Trust u/a/d May 24, 2004	9903	Membership Interest	99.03%	2,3

R. Black, Inc.	Virgin River Casino Corporation	100	Common Stock	100%	3

RBG, LLC	Virgin River Casino Corporation	N/A	Membership Interests	94.53%	22